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EXHIBIT 10.114

                        TERMINATION AGREEMENT AND RELEASE

     THIS TERMINATION AGREEMENT AND RELEASE (this "Termination Agreement") is
                                                   ---------------------
made and entered into as of January 7, 2003 by and among P-Com, Inc., a Delaware corporation ("Parent"), XT Corporation, a Massachusetts corporation and a
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wholly-owned subsidiary of Parent ("Merger Sub"), and Telaxis Communications
                                    ----------
Corporation, a Massachusetts corporation (the "Company").
                                               -------

     NOW, THEREFORE, in consideration of the agreements set forth herein, the parties agree as follows:

     1.     Termination of Merger Agreement.  The Agreement and Plan of Merger,
            -------------------------------
dated as of September 9, 2002 (the "Merger Agreement"), among Parent, Merger
                                    ----------------
Sub, and the Company is hereby terminated pursuant to Section 7.1(a) thereof, and such termination shall have the effect set forth in Section 7.2 thereof.

     2.     Mutual Release.
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     (a)     Each of the parties hereto on its behalf and on behalf of its affiliates, subsidiaries, successors and assigns, present and former shareholders, officers, directors, employees, agents, representatives, attorneys and any persons acting by, through, under, or in concert with each of them or any of them hereby completely releases and forever discharges the other parties hereto, their affiliates, subsidiaries, successors and assigns, present and former shareholders, officers, directors, employees, agents, representatives and attorneys from any and all claims, rights, demands, actions, obligations, liabilities, and causes of action of any and every kind, nature, and character whatsoever, known or unknown, which such party may now have or may in the future have, arising from or relating to the Merger Agreement, including, without limitation, the termination thereof, and whether based on tort, contract (express or implied), or any federal, state or local law, statute or regulation (hereinafter the "Released Matters"); provided, that this Termination Agreement
                  ----------------
does not release or discharge the parties hereto from their respective obligations under this Termination Agreement or Section 5.3(b), Section 5.5, or
Section 5.19 of the Merger Agreement.

     (b) It is understood and agreed that, except as set forth therein, the preceding paragraph is a full and final release covering all known as well as unknown or unanticipated debts, claims, or damages of the parties hereto arising from the Merger Agreement, including, without limitation, the termination
thereof.  Therefore, each of the parties hereto waives any and      all rights
or benefits which it may now have, or in the future may have, under the terms of
Section 1542 of the California Civil Code which provides as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

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     Each of the parties expressly waives and relinquishes any rights it may have under Civil Code 1542 or any other statute or common law principle with a similar effect. In connection with such waiver and relinquishment, the parties hereto acknowledge that they or their attorneys or agents may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the Released Matters, but that it is their intention hereby fully, finally, and forever to settle and release all of the Released Matters, except as set forth in the proviso in Section 2(a) above. In furtherance of this intention, the releases herein given shall be and remain in effect as full and complete mutual releases with regard to the Released Matters notwithstanding the discovery or existence of any such additional or different claim or fact.

     3.     Miscellaneous.
            -------------

     (a) This Termination Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (irrespective of its choice of law principles).

     (b) If any provision of this Termination Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, the remainder of this Termination Agreement and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Termination Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision; and, if they do not act to replace the provision, the Termination Agreement will be interpreted as if they had replaced it with such a provision.

     (c) This Termination Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     (d) Should suit be brought to enforce or interpret any part of this Termination Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal).

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, Parent, Merger Sub, and the Company have caused this
Termination Agreement to be signed by their respective duly authorized officers, all as of the date first written above.

[Seal]                        P-COM,  INC.


                              By:     /s/  George  P.  Roberts
                                      -------------------------

                              Name:   George  P.  Roberts
                                      -------------------------
                              Title:  Chief  Executive  Officer
                                      -------------------------


[Seal]                        TELAXIS COMMUNICATIONS
                              CORPORATION


                              By:     /s/ John L. Youngblood
                                      -------------------------

                              Name:   John L. Youngblood
                                      -------------------------
                                      President


                              By:     /s/ Dennis C. Stempel
                                      -------------------------

                              Name:   Dennis C. Stempel
                                      -------------------------
                                      Treasurer


[Seal]                        XT CORPORATION


                              By:     /s/ Caroline B. Kahl
                                      -------------------------

                              Name:   Caroline B. Kahl
                                      -------------------------
                                      President


                              By:     Caroline B. Kahl
                                      -------------------------

                              Name:   Caroline B. Kahl
                                      -------------------------
                                      Treasurer


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